Exhibit 10.25

TENTH AMENDMENT

TO

OMNIBUS AGREEMENT

This Tenth Amendment to Omnibus Agreement (this “Amendment”) is dated as of December 3, 2009 and entered into by and among DCP Midstream, LLC, a Delaware limited liability company (“DCPM”), DCP Midstream GP, LLC, a Delaware limited liability company (“DCPM GP LLC”), DCP Midstream GP, LP, a Delaware limited partnership (the “General Partner”), DCP Midstream Partners, LP, a Delaware limited partnership (the “MLP”), and DCP Midstream Operating, LP (the “OLP”). The above-named entities are sometimes referred to in this Amendment each as a “Party” and collectively as the “Parties”.

RECITALS

A.	The Parties entered into that certain Omnibus Agreement dated as of December 7, 2005, as amended by that certain First Amendment to Omnibus Agreement dated April 1, 2006, Second Amendment to Omnibus Agreement dated November 1, 2006, Third Amendment to Omnibus Agreement dated May 9, 2007, Fourth Amendment to Omnibus Agreement dated July 1, 2007, Fifth Amendment to Omnibus Agreement dated August 7, 2007, Sixth Amendment to Omnibus Agreement dated August 29, 2007, Seventh Amendment to Omnibus Agreement dated October 1, 2008, the Eight Amendment to Omnibus Agreement dated December 31, 2008, and the Ninth Amendment to Omnibus Agreement dated November 24, 2009 (together referred to as the “Omnibus Agreement”) (capitalized terms used but not defined herein shall have the meaning given thereto in the Omnibus Agreement).

B.

Section 3.3 of the Omnibus Agreement currently addresses the fixed general and administrative expenses for the original assets that were part of the MLP’s initial public offering, the Gas Supply Resources LLC assets (“GSR”) transferred to the MLP in the transaction set forth in that certain Contribution Agreement between DCP LP Holdings, LP and the MLP, dated as of October 9, 2006 (the “GSR Contribution Agreement”), the assets acquired by the MLP from Anadarko Anadarko Gathering Company and Anadarko Energy Services Company in the transaction set forth in that certain Purchase and Sale Agreement dated March 7, 2007 (the “Panther PSA”), the 40% interest in Discovery Producer Services, LLC (the general and administrative expenses for the MLP’s 25% interest in DCP East Texas Holdings, LLC is addressed in the limited liability company agreement for that entity) transferred to the MLP in the transaction set forth in that certain Contribution Agreement between DCP LP Holdings, LP and the MLP dated May 23, 2007 (the “Columbus Contribution Agreement”), the membership interest in Momentum Energy Group, LLC transferred to the MLP in the transaction set forth in that certain Contribution and Sale Agreement dated May 21, 2007 among Gas Supply Resources Holdings, Inc., (“GSR HOLDINGS”), DCPM, and the MLP (the “Bass Contribution Agreement), the adjustments to take into account three additional full time equivalents and extending the term through December 31, 2009 that was dated August 7, 2007 (the “2007 Adjustment”), the assets acquired by the MLP from Michigan Pipeline & Processing, LLC, Ganesh Energy, LLC and Gas Processing & Pipeline, LLC in the transaction set forth in that certain Agreement of Purchase and Sale dated September 10, 2008 (the “MPP Agreement”) and the assets acquired by the MLP from Michcon Pipeline Company in the transaction set forth in that certain Purchase and Sale Agreement dated November 16, 2009 (the “Michcon Agreement”).

C.	The Parties desire to amend Section 3.3(a)(xi) to extend the current term of the Omnibus Agreement through December 31, 2010.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledge, the Parties hereby agree as follows:

1.	Omnibus Agreement Amendment to Section 3.3(a)(ix). The Omnibus Agreement is hereby amended by replacing Section 3.3(a)(ix) in its entirety with the following:

(ix) Notwithstanding anything to the contrary, for time periods after December 31, 2010, DCPM and the General Partner will determine the amount of general and administrative expenses contemplated by this paragraph that will be properly allocated to the Partnership in accordance with the terms of the Partnership Agreement.

2.	Acknowledgement. Except as amended hereby, the Omnibus Agreement shall remain in full force and effect as previously executed, and the Parties hereby ratify the Omnibus Agreement as amended hereby.

3.	Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties hereto and delivered (including by facsimile) to the other Parties.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EACH OF THE UNDERSIGNED, intending to be legally bound, has caused this Amendment to be duly executed and delivered to be effective as of January 1, 2010, regardless of the actual date of execution of this Amendment.

DCP MIDSTREAM, LLC

By:	/s/ Brent L. Backes
Name:	Brent L. Backes
Title:	Group Vice President, General Counsel & Corporate Secretary

DCP MIDSTREAM GP, LLC

By:	/s/ Michael S. Richards
Name:	Michael S. Richards
Title:	Vice President, General Counsel & Secretary

DCP MIDSTREAM GP, LP

By:	DCP MIDSTREAM GP, LLC, its general partner

By:	/s/ Michael S. Richards
Name:	Michael S. Richards
Title:	Vice President, General Counsel & Secretary

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP, its general partner

By:	DCP MIDSTREAM GP, LLC, its general partner

By:	/s/ Michael S. Richards
Name:	Michael S. Richards
Title:	Vice President, General Counsel & Secretary

DCP MIDSTREAM OPERATING, LP

By:	/s/ Michael S. Richards
Name:	Michael S. Richards
Title:	Vice President, General Counsel & Secretary